SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

          Date of Report (Date of earliest event reported):

                                 March 24, 1998

                        HOME PROPERTIES OF NEW YORK, INC.

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             (Exact name of registrant as specified in its charter)

Delaware                   1-13136                        16-1455126

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(State or other
jurisdiction             (Commission                   (IRS Employer
of incorporation)        File Number)                  Identification No.)

                  850 Clinton Square, Rochester, New York 14604

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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716)246-4150

                                 Not Applicable

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              (Former name or former address, if changed since last report.)


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ITEM  5.          OTHER EVENTS

         On March 24, 1998, Home Properties of New York, Inc. ("Home Properties" or "Registrant") entered into an underwriting agreement with Wheat First Securities, Inc. (the "Underwriter") pursuant to which the Underwriter will purchase 384,615 shares of the common stock, par value $.01, of Home Properties (the "Common Stock") at a price per share of $24.70, resulting in aggregate proceeds to Home Properties of $9,499,990.50 before expenses payable by Home Properties which are estimated to be $20,000. The Underwriter has informed Home Properties that it plans to sell the Common Stock to Van Kampen American Capital for an aggregate price of $9,599,990.40. Van Kampen American Capital intends to deposit the Common Stock, with the common stock of other entities, into the Wheat First Union REIT Income & Growth Trust, Series 1.

         In addition, the State Treasurer of the State of Michigan, as custodian for various public employee retirement funds (the "Michigan Retirement System") has agreed to purchase 39,650 shares at a price of $25.22 per share, resulting in aggregate proceeds to the Company of $999,973, less any applicable expenses. The purchase by the Michigan Retirement System is pursuant to the terms of the purchase right set forth in the Partnership Interest Purchase Agreement, dated December 23, 1996, between the Company, the Operating Partnership and the Michigan Retirement System.

         On March 25, 1998, Home Properties filed with the Securities and Exchange Commission a Prospectus Supplement, dated March 24, 1998, with respect to the transaction described above, supplementing the Home Properties Prospectus, dated February 24, 1997, which forms a portion of Home Properties Registration Statement on Form S-3 (No. 333-02674) covering the Common Stock. This Report on Form 8-K contains the Underwriting Agreement with the Underwriter as an exhibit to such Registration Statement.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statements of Businesses Acquired.
                  None

         b.       Pro Forma Financial Information.
                  None.

         c.       Exhibits

         99       Additional Exhibits

                    .1 Underwriting Agreement, dated March 24, 1998, between
               Home Properties of New York, Inc. and Wheat First Securities,
               Inc.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 25, 1998

                    Home Properties of New York, Inc.

                    By: /s/ Ann M. McCormick

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                    Vice President